                                                                   EXHIBIT 10.52

                             WebTV 2000 Pricing
                                   TERM SHEET
                                    6/18/99

The following terms and conditions comprise the basis for Amendment Five to the Agreement dated February 1, 1997 by and between Concentric Network Corporation
("CNC") and WebTV Networks Inc. ("WNI"), as amended (the "Agreement").   All
other terms and conditions of the Agreement will remain in effect unless explicitly stated otherwise in this Term Sheet. The parties acknowledge and agree that the following sets forth their agreement on the terms set forth herein which shall be embodied in a definitive amendment or restated agreement pursuant to Section 9 of this Term Sheet, which amendment or restatement may include additional terms and conditions necessary to effectuate the terms and conditions set forth herein.

Additionally, notwithstanding that WNI and CNC are the only parties to the Agreement, CNC hereby agrees that all terms and product offerings of the Agreement, including those set forth in this Term Sheet, shall be available to any Microsoft organization, including Microsoft Corporation and all its subsidiaries, for the duration of the term of the Agreement on the same terms and conditions offered to WNI.

1.  Interim [*] for Vport Level and Pricing:

------------------------------------------------------------------------------
     Timeframe         [*]          Price Per       As Available
                    Vport Level        Vport             Price
------------------------------------------------------------------------------
        Jul-99             [*]         $[*]               $[*]
------------------------------------------------------------------------------
        Aug-99             [*]          [*]                [*]
------------------------------------------------------------------------------
        Sep-99             [*]          [*]                [*]
------------------------------------------------------------------------------
        Oct-99             [*]          [*]                [*]
------------------------------------------------------------------------------
        Nov-99             [*]          [*]                [*]
------------------------------------------------------------------------------
        Dec-99             [*]          [*]                [*]
------------------------------------------------------------------------------

    The foregoing Vport pricing and all subsequent Vport pricing in this Amendment shall apply across all POP Classes and across all Vports used by WNI except as defined in paragraph 4 of this Term Sheet.

2.  Vport Pricing and [*] for the years 2000, 2001, 2002.

    The following table sets forth the maximum Vport pricing to be charged WNI during the calendar year ending on the respective date as set forth below. The parties will meet every 6 months to discuss the monthly Vport forecast to determine the rate at which Vports will be added between annual period ending dates. At such time, the parties may mutually agree in writing to modify the [*] for any given month during the respective calendar year (similar to the form set forth in Paragraph 1 of this Term Sheet for the period July 1999 through December 1999). Absent such an agreement, the [*] for each month during the calendar year shall be equal to the [*] per the table

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* Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential Treatment has been requested with respect to the omitted portion.

    below. In the event that in any given month WNI does not [*] traffic level, WNI shall [*]. Additionally, WNI will exercise reasonable business efforts to [*] or more of the total [*] that have been mutually agreed for build out and use by WNI.

   Annual Period        Vport            Calendar        Price per       As
      Ending             [*]          Period Pricing       Vport      Available
                       Level at          Effective                      Price
                    Period Ending
---------------------------------------------------------------------------------
Dec 31, 1999              [*]                [*]             [*]          [*]
---------------------------------------------------------------------------------
Dec 31, 2000              [*]                [*]             [*]          [*]
---------------------------------------------------------------------------------
Dec 31, 2001              [*]                [*]             [*]          [*]
---------------------------------------------------------------------------------
Dec 31, 2002              [*]                [*]             [*]          [*]
---------------------------------------------------------------------------------

    Beginning with the Period Ending date of December 31, 2000 [*] in the event that the actual number of WebTV Network subscribers at the Period Ending date is less than [*] of the amount set forth in WNI's marketing projections for such Period Ending date, then the corresponding Vport Commitment Level at Period Ending and the minimum Vport commitment level for such month of December shall be reduced in equal proportion to the difference between WNI's actual subscribers and the marketing projections for such Period Ending date. For example, if WNI projects to have [*] subscribers at the period ending December 31, 2000, but actually has only [*] subscribers at such time, the Vport [*] Level at Period Ending December 31, 2000 shall be) and the minimum Vport commitment level for the month of December 31, 2000 shall be [*] less then the level set in accordance with the first paragraph of this Section 2. The WNI [*] shall be provided by WNI under separate cover in a confidential letter to the CNC officer designated by CNC, concurrently with the signing of this Amendment.

3.  Hourly Pricing:

    Effective January 1, 2000, the rate for hourly usage will be $[*] per hour in all POP classes with the exceptions defined in paragraph 4 of this Amendment. The hourly traffic will be used predominantly for overflow traffic from WNI's other IAP providers

4.  Hourly and Vport pricing excludes [*].  Pricing for [*] is as follows:

    Vport:  $[*] US [unchanged from the previous agreements]
    Hourly Usage: $[*] US per hour [unchanged from the previous agreements] These prices may change, subject to mutual agreement, as long as [*] Vport and [*] are met. Notwithstanding the different pricing set forth in this Paragraph, use of Vports in [*] shall be counted towards WNI's Vport [*] [*] as set forth in Section 1 and 2 of this Term Sheet.

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* Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential Treatment has been requested with respect to the omitted portion.


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5.  Term: From July 1, 1999 through December 31, 2002 plus ramp-down as described in paragraph 7 below)

6.  Effective Date:  This Amendment is effective July 1, 1999.

7.  Renegotiation:

    Prior to August 1, 2002, WNI and CNC shall negotiate in good faith regarding new pricing, terms and conditions to be effective January 1, 2003. If the parties cannot agree on new pricing, terms and conditions by the end of the term of the Agreement, the Agreement shall terminate in accordance with its terms and the ramp-down period will begin. The starting point for the ramp down will be determined by the Vport usage level achieved in the final month of the term. The ramp down shall begin no earlier than [*], and end no sooner than [*]. During the ramp-down period, either party may ramp-down Vport usage at a rate of no more than [*] per quarter.

8.  Deletion of Section 5.1.6

    Section 5.1.6 of the Agreement, added as part of Amendment 1 dated November 1, 1997, is hereby deleted.

9.  Preparation of Amendment

    Following the mutual execution of this Term Sheet, the parties will promptly prepare and execute a definitive amendment to the Agreement based upon this Term Sheet. If mutually agreed, such amendment may be accomplished by the execution of an amended and restated agreement in lieu of an amendment. Until such time as a definitive amendment is executed (whether or not such definitive amendment is executed), the terms and conditions of this Term Sheet shall govern the conduct of business between the parties pursuant to the Agreement effective July 1, 1999.

Agreed to and Accepted:

CONCENTRIC NETWORK              WEBTV NETWORKS, INC.

By:                             By:
   --------------------------      -----------------------------
Printed Name:                   Printed Name:
             ----------------                -------------------
Title:                          Title:
      -----------------------         --------------------------
Date:                           Date:
     ------------------------        ---------------------------

6/18/99
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                    WebTV/Concentric Network Confidential

* Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential Treatment has been requested with respect to the omitted portion.